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August 6, 2018

Diamond Resorts International, Inc.
10600 West Charleston Boulevard
Las Vegas, Nevada 89135

Independent Accountants’ Report on
Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Diamond Resorts International, Inc. (the “Company” or “DRI”) and Credit Suisse Securities (USA) LLC (“Credit Suisse,” and together with the Company, the “Specified Parties”), with respect to a portfolio of timeshare loans in connection with the proposed offering of Diamond Resorts Owner Trust 2018-1, Vacation Timeshare Loan Backed Notes (the “Notes”).
The Company is responsible for the information provided to us, including the information set forth in the Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
AGREED-UPON PROCEDURES
Representatives of Credit Suisse, on behalf of the Company, provided us with a computer-generated timeshare contract data file and related record layout (the “Data File”) containing information as represented to us by the Company, as of June 30, 2018, with respect to 225 randomly selected timeshare contracts (the “Sample Contracts”). We make no representations as to the selection criteria used in determining the Sample Contracts.
At the Company’s instruction, for each of the Sample Contracts, we compared the timeshare contract characteristics (the “Characteristics”) set forth in the Data File and indicated below to certain recomputations or the information set forth in the corresponding source documents identified below:

Sample Characteristics	Source Documents
Account Number	Promissory Note; or Purchase and Security Agreement
Obligor State Code	Promissory Note; or Purchase and Security Agreement, Contract Addendum; or Credit Report; or Company’s internal information from loan servicing system
Interest Rate Original Term Original Balance Monthly Payment Amount Maturity Month and Year	Promissory Note; or Note Modification; or Purchase and Security Agreement
Contract Date First Payment Date Purchase Price Resort	Promissory Note; or Purchase and Security Agreement, Contract Addendum; or Truth in Lending Disclosure
Current Balance Next Payment Due Date	Loan History Summary
Credit Score	Credit Report

Source Document Variations

•	The California Collection and Cabo Azul Promissory Notes do not specify the First Payment Date and Maturity Month and Year. See below for how we alternatively agreed this information.

•	The Hawaii Collection Promissory Note is titled “Purchase Money Note.” For consistency, we use “Promissory Note” in our documentation and consider it interchangeable terminology.

First Payment Date and Maturity Month and Year
For selections that did not include the First Payment Date and Maturity Month and Year, either because they were not disclosed (California Collection and Cabo Azul contracts) or through omission (handwritten information on the US Collection and Hawaii Collection contracts), we agreed the First Payment Date from the Data File to the loan holder’s Payment History Summary and calculated the Maturity Month and Year by adding the Original Term to the First Payment Date.
Purchase Price and Down Payment Percentage
To agree the Down Payment Percentage to the Data File, we divided the Purchase Price by the total down payment amount, each as set forth on the Purchase and Security Agreement and/or the Purchase Proposal. Total down payments used to calculate the Down Payment Percentage may include cash payments, wrap paydowns (principal paid on previous loans rolled into the current loan/contract through purchase of a new timeshare product), and equity transfers; and for loans acquired from [REDACTED], [REDACTED] upgrade obligation were required fees paid in cash. Additionally, for loans involving multiple contracts, we included the Purchase Price and total down payment, each as set forth on the Purchase and Security Agreement and/or Purchase Proposal, from each contract, in order to recalculate the amounts used in the Down Payment Percentage.
Use of Single Credit Score for Multiple Obligors

For loan applications with more than one obligor, the Company obtains a credit report for each applicant and uses only the higher of the credit scores for underwriting considerations. For these loans, we identified both Credit Scores on the credit report(s) and agreed the higher Credit Score to the Data File.
Use of Beacon Scores for Canadian Applicants
For Canadian applicants, the Company obtains a Beacon Score report from Equifax, which they use as an equivalent for a US FICO score. For selections involving a Beacon Score report, we agreed the score on such report to the Credit Score in the Data File.
The documents described above and any other related documents provided to us in support of the Characteristics were provided to us by the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents, and we make no representations concerning the accuracy, reasonableness, or completeness of any of the information contained therein. Such comparisons to the Loan Documents were made using imaged copies of contract documents or system-exported loan history PDF files. In addition, we make no representations as to whether the Loan Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Contracts.
Agreed-Upon Procedures’ Findings
The results of the foregoing procedures indicated that the Characteristics as set forth on the Data File agreed with the Loan Documents, except for those items listed in the attached Appendix A. Supplemental information is contained on Appendix B.
We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Sample Contracts underlying the Data File or any information set forth on the Loan Documents or the conformity of their characteristics with those assumed for purposes of the procedures described herein; (ii) existence or ownership of the Sample Contracts; or (iii) reasonableness of any of the aforementioned information, assumptions, and methodologies.
It should be understood that we make no representations concerning questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.
This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.
None of the engagement, procedures, or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria, or other requirements; (ii) value of collateral securing such assets; or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.
None of the engagement, procedures, or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.
This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be, and should not be, used by anyone other than such Specified Parties.
Yours truly,
/s/ Phil A. Nix

Appendix A to Independent Accountants’ Report on
Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP
Dated August 6, 2018

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Number	Exception Description
1	One difference in Credit Score.
The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on
Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP
Dated August 6, 2018

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Number	Sample Contract Number	Characteristic	Characteristic as set forth on Data Files	Characteristic as set forth on Loan Documents
1	[REDACTED]	Credit Score	769	787

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.